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                                                                      EXHIBIT 99
THE SEAGRAM COMPANY LTD. UNAUDITED QUARTERLY SUPPLEMENTARY PRO FORMA FINANCIAL INFORMATION

     The following unaudited quarterly supplementary pro forma financial information of The Seagram Company Ltd. (the "Corporation" or "Seagram") is intended solely to provide investors with additional data and should be read in conjunction with (i) the historical financial statements of Seagram contained in Seagram's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, as amended, and Quarterly Reports on Form 10-Q for the quarters ended September 30, 1998 and December 31, 1998 and (ii) unaudited pro forma consolidated income statements for the fiscal year ended June 30, 1998 and the six months ended December 31, 1998 included herein.

     The unaudited quarterly supplementary pro forma financial information which follows includes revenues, earnings before interest, taxes, depreciation and amortization of the Corporation and its consolidated subsidiaries ("EBITDA") and operating income through net income, including equity earnings from unconsolidated companies. EBITDA is a non-GAAP financial metric utilized by management and is intended solely to provide additional information to investors. The Corporation believes EBITDA provides additional information for understanding its underlying business results. The Corporation also believes EBITDA is an appropriate measure of the Corporation's operating performance, given the goodwill associated with the Corporation's acquisitions. However, EBITDA should be considered in addition to, not as a substitute for, reported revenues, operating income, net income, cash flows and other measures of financial performance in accordance with generally accepted accounting principles.

     The unaudited quarterly supplementary pro forma financial information for each of the quarters in the fiscal year ended June 30, 1998 illustrates (i) the effect of the sale of Tropicana Products, Inc. and the Corporation's global juice business, (ii) the acquisition of PolyGram N.V. (the "Acquisition") and
(iii) the other transactions referred to below as if such transactions had been consummated on July 1, 1997. The unaudited supplementary pro forma financial information for the quarters ended September 30, 1998 and December 31, 1998 illustrates the effect of the Acquisition as if it had been consummated on July 1, 1997. The Acquisition has been accounted for as a purchase.

     The other transactions referred to in the immediately preceding paragraph are:

     - on October 21, 1997, the acquisition by Universal Studios, Inc. ("Universal") of an incremental 50% interest in the USA Networks partnership (the "USA Networks transaction"), including the Sci-Fi Channel, for $1.7 billion in cash. The USA Networks transaction was accounted for under the purchase method of accounting. The cost of the acquisition was allocated on the basis of the estimated fair market value of the assets acquired and liabilities assumed. This valuation resulted in $1.6 billion of unallocated excess of cost over fair value of assets acquired which was being amortized over 40 years, and

     - on February 12, 1998, the sale of a 50% interest in USA Networks to USA Networks, Inc. ("USAi") and the contribution of the remaining 50% interest in USA Networks and the majority of the television assets ("UTV") of Universal, including all of Universal's domestic television production and distribution operations and 50% of the international operations of USA Networks, to USANi LLC in a transaction (the "USA transaction") in which Universal received cash, 13.5 million shares of USAi (after giving effect to the 2 for 1 split of USAi stock on March 26, 1998), consisting of approximately 7.1 million shares of common stock and
       6.4 million shares of Class B common stock which, as of the date of acquisition, in the aggregate represented a 10.7% equity interest in USAi, and a 45.8% interest in the USANi LLC which is exchangeable for USAi common stock and Class B common stock. The USAi transaction resulted in $82 million of unallocated excess cost over fair value of assets acquired which is being amortized over 40 years.

     No adjustment has been included in the pro forma amounts for any anticipated cost savings or other synergies.

     The unaudited supplementary pro forma financial information of the Corporation is presented for comparative purposes only and is not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the Acquisition, the USA Networks transaction and the USAi transaction been consummated as of the dates indicated above nor does it purport to indicate results which may be attained in the future.

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               THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
 Unaudited Pro Forma Quarterly Supplementary Consolidated Financial Information
                      (United States dollars in millions)

                                     First     Second      Third     Fourth     Fiscal      First     Second
                                   Quarter    Quarter    Quarter    Quarter       Year    Quarter    Quarter
                                     Ended      Ended      Ended      Ended      Ended      Ended      Ended
                                   9/30/97   12/31/97    3/31/98    6/30/98    6/30/98    9/30/98   12/31/98
                                  --------   --------   --------   --------   --------   --------   --------
Revenues
     Spirits and Wine             $  1,027   $  1,513   $    859   $  1,126   $  4,525   $  1,021   $  1,621
     Entertainment
         Filmed Entertainment          991        971        777        520      3,259        857        945
         Music                       1,453      1,994      1,214      1,447      6,108      1,512      2,220
         Recreation and Other          181        223        140        151        695        188        242
                                  --------   --------   --------   --------   --------   --------   --------
     Total Entertainment             2,625      3,188      2,131      2,118     10,062      2,557      3,407
Total Revenues                    $  3,652   $  4,701   $  2,990   $  3,244   $ 14,587   $  3,578   $  5,028
                                  ========   ========   ========   ========   ========   ========   ========
EBITDA
     Spirits and Wine             $    192   $    190   $     83   $    118   $    583   $    144   $    288
     Entertainment
         Filmed Entertainment          105         25          3        (28)       105         61        (95)
         Music                         123        385         85        115        708        165        451
         Recreation and Other           44         29         10         16         99         34         36
                                  --------   --------   --------   --------   --------   --------   --------
     Total Entertainment               272        439         98        103        912        260        392
Total EBITDA                      $    464   $    629   $    181   $    221   $  1,495   $    404   $    680
                                  ========   ========   ========   ========   ========   ========   ========
Operating Income
     Spirits and Wine             $    165   $    157   $     52   $     90   $    464   $    114   $    255
     Entertainment
         Filmed Entertainment           85          1        (15)       (41)        30         35       (114)
         Music                         (81)       167       (118)       (92)      (124)       (38)       246
         Recreation and Other           22         15         (8)        (5)        24         14         15
                                  --------   --------   --------   --------   --------   --------   --------
     Total Entertainment                26        183       (141)      (138)       (70)        11        147
     Corporate                         (21)       (18)       (20)       (61)      (120)       (14)       (22)
                                  --------   --------   --------   --------   --------   --------   --------
Total Operating Income                 170        322       (109)      (109)       274        111        380
Interest, net and other                135        167        155        141        598        156        186
Gain on sale of Time Warner
shares                                  --         --        433        493        926         --         --
Gain on USAi transaction                --         --        360         --        360         --         --
                                  --------   --------   --------   --------   --------   --------   --------
                                        35        155        529        243        962        (45)       194
Provision for income taxes              49        136        214         94        493         13        156
Minority interest                       (1)        (1)        24         (6)        16         (6)        19
Equity earnings/(loss) from
unconsolidated companies
     Spirits and Wine                   (3)         2         (2)         4          1         --          1
     Entertainment
         Filmed Entertainment           17         (2)         9         (2)        22         28         41
         Music                           1          4         (7)        (5)        (7)         2         (2)
         Recreation and Other            4         (4)       (15)        (7)       (22)        18        (11)
                                  --------   --------   --------   --------   --------   --------   --------
     Total Entertainment                22         (2)       (13)       (14)        (7)        48         28
Total equity earnings/(loss)
from unconsolidated companies           19         --        (15)       (10)        (6)        48         29
                                  ========   ========   ========   ========   ========   ========   ========
Net Income                        $      6   $     20   $    276   $    145   $    447   $     (4)  $     48
                                  ========   ========   ========   ========   ========   ========   ========

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


                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
        Unaudited Pro Forma Quarterly Supplementary Financial Information
                    Consolidated and Unconsolidated Companies
                       (United States dollars in millions)

                                       First       Second        Third       Fourth       Fiscal        First      Second
                                     Quarter      Quarter      Quarter      Quarter         Year      Quarter     Quarter
                                       Ended        Ended        Ended        Ended        Ended        Ended       Ended
                                     9/30/97     12/31/97      3/31/98      6/30/98      6/30/98      9/30/98    12/31/98
                                     -------     --------      -------      -------      -------      -------    --------
Revenues
    Spirits and Wine
       Consolidated companies         $1,027       $1,513       $  859       $1,126      $ 4,525       $1,021      $1,621
       Unconsolidated companies           61           83           31           57          232           18          62
                                      ------       ------       ------       ------      -------       ------      ------
                                       1,088        1,596          890        1,183        4,757        1,039       1,683
    Entertainment
    Filmed Entertainment
       Consolidated companies            991          971          777          520        3,259          857         945
       Unconsolidated companies          329          409          396          358        1,492          407         464
                                      ------       ------       ------       ------      -------       ------      ------
                                       1,320        1,380        1,173          878        4,751        1,264       1,409
    Music
       Condolidated companies          1,453        1,994        1,214        1,447        6,108        1,512       2,220
       Unconsolidated companies(g)        32           17            7           12           68           33           9
                                      ------       ------       ------       ------      -------       ------      ------
                                       1,485        2,011        1,221        1,459        6,176        1,545       2,229
    Recreation and Other
       Consolidated companies            181          223          140          151          695          188         242
       Unconsolidated companies           73           72           72           72          289           87          49
                                      ------       ------       ------       ------      -------       ------      ------
                                         254          295          212          223          984          275         291
    Total Entertainment
       Consolidated companies          2,625        3,188        2,131        2,118       10,062        2,557       3,407
       Unconsolidated companies          434          498          475          442        1,849          527         522
                                      ------       ------       ------       ------      -------       ------      ------
                                       3,059        3,686        2,606        2,560       11,911        3,084       3,929
    Total Revenues
       Consolidated companies          3,652        4,701        2,990        3,244       14,587        3,578       5,028
       Unconsolidated companies          495          581          506          499        2,081          545         584
                                      ------       ------       ------       ------      -------       ------      ------
                                      $4,147       $5,282       $3,496       $3,743      $16,668       $4,123      $5,612
                                      ======       ======       ======       ======      =======       ======      ======
EBITDA
    Spirits and Wine
       Consolidated companies         $  192       $  190        $  83       $  118      $   583       $  144      $  288
       Unconsolidated companies           --            2           --            5            7            1           4
                                      ------       ------       ------       ------      -------       ------      ------
                                         192          192           83          123          590          145         292
    Entertainment
    Filmed Entertainment
       Consolidated companies            105           25            3          (28)         105           61         (95)
       Unconsolidated companies           84           38           77           54          253           78         107
                                      ------       ------       ------       ------      -------       ------      ------
                                         189           63           80           26          358          139          12
     Music
       Consolidated companies            123          385           85          115          708          165         451
       Unconsolidated companies(g)         4            1           --            1            6            5          --
                                      ------       ------       ------       ------      -------       ------      ------
                                         127          386           85          116          714          170         451

    Recreation and Other
       Consolidated companies             44           29           10           16           99           34          36
       Unconsolidated companies           19           10           12           19           60           39          10
                                      ------       ------       ------       ------      -------       ------      ------
                                          63           39           22           35          159           73          46
    Total Entertainment
       Consolidated companies            272          439           98          103          912          260         392
       Unconsolidated companies          107           49           89           74          319          122         117
                                      ------       ------       ------       ------      -------       ------      ------
                                         379          488          187          177        1,231          382         509
    Total EBITDA
       Consolidated companies            464          629          181          221        1,495          404         680
       Unconsolidated companies          107           51           89           79          326          123         121
                                      ------       ------       ------       ------      -------       ------      ------
                                         571          680          270          300        1,821          527         801
    Adjustment for unconsolidated
     companies                          (107)         (51)         (89)         (79)        (326)        (123)       (121)
    Depreciation                         (76)         (76)         (76)         (76)        (304)         (78)        (78)
    Amortization                        (199)        (215)        (195)        (195)        (804)        (203)       (203)
    Corporate                           ( 19)        ( 16)        ( 19)        ( 59)        (113)        ( 12)       ( 19)
                                      ------       ------       ------       ------      -------       ------      ------
    Operating Income                  $  170       $  322       $ (109)      $ (109)     $   274       $  111      $  380
                                      ======       ======       ======       ======      =======       ======      ======

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